Form N-SAR

Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

Third Amendment to Amended and Restated Trust Instrument dated
February 25, 2008, is incorporated herein by reference to Exhibit
1(w) to Post-Effective Amendment No. 45 to Janus Aspen Series' registration statement on Form N-1A, filed on May 1, 2008, accession number 0001035704-08-000199 (File No. 33-63212).